EXECUTION COPY

                      CONTINENTAL AIRLINES FINANCE TRUST II

                       6% Convertible Preferred Securities
                Term Income Deferrable Equity Securities (TIDES)4
                 (liquidation amount $50 per each of the TIDES)
                       guaranteed to the extent set forth
                       in the Guarantee Agreement by, and
                    convertible into Class B Common Stock of,
                           Continental Airlines, Inc.

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

                                                               November 10, 2000


Credit Suisse First Boston Corporation
UBS Warburg LLC
c/o Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, NY 10010-3629

Dear Sirs:

         Continental Airlines Finance Trust II, a business trust formed under the laws of the State of Delaware (the "Trust") by Continental Airlines, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to you, as initial purchasers (the "Purchasers"), upon the terms set forth in a purchase agreement dated November 6, 2000 (the "Purchase Agreement"), among the Purchasers, the Company and the Trust up to 5,750,000 6% Convertible Preferred Securities, Term Income Deferrable Equity Securities (TIDES)SM ("TIDES") (liquidation amount $50 per each of the TIDES) (the "Initial Placement"). The proceeds of the sale by the Trust of the TIDES and the 6% Convertible Common Securities, liquidation amount $50 per Common Security (the "Common Securities"), are to be invested in the Convertible Junior Subordinated Debentures Due 2030 of the Company (the "Convertible Junior Subordinated Debentures") having an aggregate principal amount equal to the aggregate liquidation amount of the TIDES and the Common Securities. The TIDES are guaranteed by the Company to the extent set forth in the Guarantee Agreement dated as of November 10, 2000 (the "Guarantee"), between the Company and Wilmington Trust Company, as trustee, and are convertible into Class B common stock, par value $.01 per share (together with shares of any class or classes resulting from any reclassification or reclassifications thereof, "Class B Common Stock"), of the Company. As an inducement to you to enter into the Purchase Agreement and in satisfaction of a condition to your obligations thereunder, the Trust and the Company agree with you, (i) for your benefit and
(ii) for the benefit of the registered holders from time to time of the TIDES and the Convertible Junior Subordinated Debentures and the record holders of the Class B Common Stock of the Company issuable upon conversion of the TIDES or the Convertible Junior Subordinated Debentures (collectively, together with the Guarantee by the Company of the TIDES, the "Securities"), including the Purchasers (each of the foregoing a "Holder" and together the "Holders"), as follows:

         1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in or pursuant to the Purchase Agreement or, if not defined therein, in the Confidential Offering Circular dated November 6, 2000, in respect of the TIDES or, if not defined therein, in the Amended and Restated Declaration of Trust dated as of November 10, 2000 (the "Declaration") relating to the Trust. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

         "Act" or "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Affiliate" of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Business Day" means any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions in The City of New York or Wilmington, Delaware are authorized or required by law or executive order to remain closed or (iii) a day on which the corporate trust office of the Debenture Trustee or the Property Trustee is closed for business.

         "Class B Common Stock" has the meaning set forth in the first paragraph to this Agreement.

         "Commission" means the Securities and Exchange Commission.

         "Company" has the meaning set forth in the first paragraph to this Agreement.

         "Convertible Junior Subordinated Debentures" has the meaning set forth in the first paragraph to this Agreement.

         "Debenture Trustee", "Guarantee Trustee" and "Property Trustee" each means Wilmington Trust Company, a Delaware banking corporation.

         "Electing Holder" has the meaning assigned thereto in Section 2(c)(iii) hereof.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "First Closing Date" has the meaning given such term in the Purchase Agreement.

         "Guarantee" has the meaning set forth in the first paragraph to this Agreement.

          "Holder" and "Holders" each has the meaning set forth in the first paragraph to this Agreement.

         "Initial Placement" has the meaning set forth in the first paragraph to this Agreement.

         "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering, if any, as set forth in Section 6 hereof.

         "Person" means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         "Prospectus" means the prospectus included in any Shelf Registration Statement filed pursuant to Rule 415 under the Act, with respect to the terms of the offering of all or any portion of the Securities covered by such Shelf Registration Statement, as amended or supplemented by all amendments (including post-effective amendments) and supplements to the Prospectus.

         "Purchase Agreement" has the meaning set forth in the first paragraph to this Agreement.

         "Purchasers" has the meaning set forth in the first paragraph to this Agreement.

         "Registration Default" has the meaning given to such term in Section 7(a) hereof.

         "Securities" means the TIDES, the Convertible Junior Subordinated Debentures, the Class B Common Stock and the Guarantee, individually and collectively.

         "Shelf Registration" means a registration effected pursuant to Section 2 hereof.

         "Shelf Registration Period" has the meaning set forth in Section 2(b) hereof.

         "Shelf Registration Statement" means a "shelf" registration statement of the Trust and the Company pursuant to the provisions of Section 2 hereof filed with the Commission which covers some or all of the Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "Special Distributions" has the meaning given such term in Section 7(a) hereof.

         "Special Interest" has the meaning given such term in Section 7(a) hereof.

         "TIDES" has the meaning set forth in the first paragraph to this Agreement.

         "Trust" has the meaning set forth in the first paragraph to this Agreement.

         "Trustee" means the Guarantee Trustee, the Indenture Trustee or the Property Trustee, as applicable.

         "Underwriter" means any underwriter of Securities in connection with an offering thereof under a Shelf Registration Statement.

         2. Shelf Registration. (a) The Trust and the Company shall (i) file as soon as practicable, but in no event more than 90 days after the First Closing Date, a Shelf Registration Statement covering resales of the TIDES, the Guarantee, the Convertible Junior Subordinated Debentures and the related Company Class B Common Stock issuable upon conversion thereof and (ii) use their best efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act within 180 days after the First Closing Date, provided, however, that no Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the Prospectus forming a part thereof for resales of Securities unless such holder is an Electing Holder.

         (b) The Trust and the Company shall each use their best efforts (i) to keep the Shelf Registration Statement continuously effective, subject to Section 7(b) hereof, in order to permit the Prospectus forming part thereof to be usable by Holders until resale of the Securities are permitted pursuant to Rule 144(k) under the Securities Act or any successor rule or regulation thereto after the date the Shelf Registration Statement is declared effective or such shorter period that will terminate upon the earliest of the following: (A) two years from the date of the effectiveness of the Shelf Registration Statement, (B) when all the TIDES covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement, (C) when all Convertible Junior Subordinated Debentures issued to Holders in respect of TIDES that had not been sold pursuant to the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or (D) when all shares of Class B Common Stock issued upon conversion of any such TIDES or any such Convertible Junior Subordinated Debentures that had not been sold pursuant to the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf Registration Period") and (ii) after the effectiveness of the Shelf Registration Statement, promptly upon the request of any Holder that is not then an Electing Holder to take any action reasonably necessary to register the sale of any Securities of such Holder and to identify such Holder as a selling securityholder, provided, however, that nothing in this subparagraph shall relieve such Holder of the obligation to provide the Trust and the Company with the information required pursuant to Section 2(c) hereof.

         (c) (i) No Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the date on which the Commission declares the Shelf Registration Statement effective or on which the Shelf Registration Statement otherwise becomes effective, and no Holder shall be entitled to use the Prospectus forming a part thereof for resales of Securities at any time, unless such holder has provided the Company and the Trust with such information as they shall reasonably request in order to enable the Company and the Trust to comply with the applicable requirements of the Securities Act in connection with offers and sales by such Holder as a selling securityholder in the Shelf Registration Statement within 30 calendar days from the date on which any such request is first mailed to such Holder. Each Holder as to which any Shelf Registration is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

          (ii) After the date on which the Commission declares the Shelf Registration Statement effective or on which the Shelf Registration Statement otherwise becomes effective, the Company and the Trust may, upon the request of any Holder of Securities that is not then an Electing Holder, take such action as is necessary to name such Holder as a selling security holder in the Shelf Registration Statement or to enable such Holder to use the Prospectus forming a part thereof for resales of Securities if such Holder promptly provides the Company and the Trust with such information as they shall reasonably request in order to enable the Company and the Trust to comply with the applicable requirements of the Securities Act in connection with offers and sales by such Holder so as to permit such Holder to be so named. Each Holder as to which any Shelf Registration is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

          (iii) The term "Electing Holder" shall mean any holder of Securities that has complied with the requests of the Company and the Trust in accordance with Section 2(c)(i) or 2(c)(ii) hereof.

          3. Registration Procedures. In connection with any Shelf Registration Statement, the following provisions shall apply:

         (a) The Trust and the Company shall furnish to each Purchaser, prior to the filing thereof with the Commission, a copy of any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall each use its best efforts to reflect in each such document, when so filed with the Commission, such comments as such Purchaser reasonably may propose.

         (b) The Trust and the Company shall take such action as may be necessary, subject to Section 7(b) hereof, so that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(iii) any Prospectus forming part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not, during the Shelf Registration Period, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

         (c) (1) The Company shall advise each Purchaser and each Electing Holder and, if requested by such Purchaser or any such Electing Holder in writing, confirm such advice in writing:

          (i) when a Shelf Registration Statement and any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective; and

          (ii) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information.

         (2) The Trust and the Company shall advise each Purchaser and each Electing Holder and, if requested by such Purchaser or any such Electing Holder in writing, confirm such advice in writing:

          (i) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

          (ii) of the receipt by the Trust or the Company of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

          (iii) of the happening, during the Shelf Registration Period, of any event (provided that such notice need not specify the nature of such event) that requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the Shelf Registration Statement and the Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

         (3) Written notice pursuant to Sections 3(c)(1)(ii) and 3(c)(2)(i)-(iii) shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made.

         (d) The Trust and the Company shall use their reasonable best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of any Shelf Registration Statement at the earliest possible time.

         (e) The Trust and the Company shall furnish to each Electing Holder of Securities, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Electing Holder so requests in writing, all exhibits thereto (including those incorporated by reference).

         (f) The Trust and the Company shall, during the Shelf Registration Period, deliver to each Electing Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Electing Holder may reasonably request; and each of the Trust and the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the Electing Holders in connection with the offering and sale of the Securities covered by the Prospectus or any amendment or supplement thereto during the Shelf Registration Period.

         (g) Prior to any offering of Securities pursuant to any Shelf Registration Statement, the Trust and the Company shall register or qualify or cooperate with the Electing Holders and their respective counsel in connection with the registration or qualification of such Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Electing Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Shelf Registration Statement; provided, however, that neither the Trust nor the Company will be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

         (h) Unless the applicable Securities shall be in book-entry only form, the Trust and the Company shall cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Securities to be sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such permitted denominations and registered in such names as Electing Holders may request in connection the sale of Securities pursuant to such Shelf Registration Statement.

         (i) Upon the occurrence of any event contemplated by Section 3(c)(1)(ii) or 3(c)(2)(i) above, the Trust and the Company shall promptly prepare, subject to Section 7(b) hereof, as soon as possible a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Trust or the Company notifies the Electing Holders in accordance with Section 3(c)(3) above to suspend use of the prospectus until the requisite changes to the Prospectus have been made, then the Electing Holders shall suspend the use of the Prospectus until the requisite changes to the Prospectus have been made, and the period of effectiveness of the Shelf Registration Statement provided for in
Section 2(b) above shall be extended by the number of days from and including the date of the giving of such notice to and including the date when the Purchaser and the Electing Holders of the Securities shall have received such amended or supplemented prospectus pursuant to this Section 3(i).

         (j) Not later than the effective date of any Shelf Registration Statement hereunder, the Trust and the Company shall provide a CUSIP number for the TIDES and, in the event of and at the time of any distribution thereof to Holders, the Convertible Junior Subordinated Debentures, registered under such Shelf Registration Statement, and provide the applicable Trustee with certificates for such Securities, in a form eligible for deposit with The Depository Trust Company.

         (k) The Trust and the Company shall comply with all applicable rules and regulations of the Commission and shall make generally available to their securityholders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.

         (l) The Trust and the Company shall cause the Indenture, the Declaration and the Guarantee to be qualified under the Trust Indenture Act in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

         (m) The Trust and the Company may require each Electing Holder to furnish to the Trust and the Company such information regarding the Electing Holder and the distribution of such Securities as the Trust and the Company may from time to time reasonably require for inclusion in such Shelf Registration Statement, and the Trust and the Company may exclude from such registration the Securities of any Electing Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

         (n) The Trust and the Company shall, if requested, promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement, such information as the Managing Underwriters reasonably agree should be included therein and to which the Trust and the Company do not reasonably object and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after they are notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be obligated to arrange for more than one underwritten offering during the Shelf Registration Period as set forth in Section 6 hereof.

         (o) The Trust and the Company shall enter into such customary agreements (including underwriting agreements in customary form) to take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in Section 5 (or such other provisions and procedures acceptable to the Managing Underwriters, if any) with respect to all parties to be indemnified pursuant to Section 5.

         (p) The Trust and the Company shall (i) make reasonably available for inspection by the Electing Holders, any underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by such Electing Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Trust and the Company and its subsidiaries as shall be requested in connection with the discharge of their due diligence obligations; (ii) cause the Company's officers, directors and employees and any relevant Trustees to supply at the Company's expense all relevant information reasonably requested by such Electing Holders or any such underwriter, attorney, accountant or agent in connection with any such Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that any information that is designated in writing by the Trust and the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Electing Holders or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligations of confidentiality; and provided, further, that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Electing Holders and the other parties entitled thereto by one counsel designated by and on behalf of such Electing Holders and other parties; (iii) in connection with an underwritten offering conducted pursuant to Section 6 hereof, make such representations and warranties to the Electing Holders participating in such underwritten offering and the underwriters in form, substance and scope as are customarily made by the Company and the Trust to underwriters in primary underwritten offerings including, but not limited to, those set forth in the Purchase Agreement; (iv) in connection with an underwritten offering conducted pursuant to Section 6 hereof, obtain opinions of counsel to the Trust and the Company (some of which may be given by the General Counsel of the Company) and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters) addressed to each Electing Holder participating in such offering and the underwriters, if any, covering such matters and with such exceptions as are customarily covered or taken in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Electing Holders and underwriters (it being agreed that the matters to be covered by such opinion shall include, without limitation, as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, a statement by such counsel regarding the absence from such Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading); (v) in connection with an underwritten offering conducted pursuant to Section 6 hereof, obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each Electing Holder participating in such underwritten offering and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings in accordance with Statement of Auditing Standards No. 72; and (vi) in connection with an underwritten offering conducted pursuant to Section 6 hereof, deliver such documents and certificates as may be reasonably requested by the Managing Underwriters, if any, including those to evidence compliance with Section 3(i) and with any customary conditions contained in the underwriting agreement or other similar agreement entered into by the Trust and the Company. The foregoing actions set forth in clauses (iii),
(iv), (v) and (vi) of this Section 3(p) shall be performed at (A) the execution of an underwriting agreement with respect to clauses (ii) and (v) only and (B) each closing under any underwritten offering to the extent required under any related underwriting or similar agreement.

         (q) The Trust and the Company will use their best efforts to cause the Class B Common Stock relating to such Shelf Registration Statement to be listed on each securities exchange, over-the-counter market, or respective counterpart if any, on which any shares of Class B Common Stock are then listed.

         (r) The Trust and the Company shall, in the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Fair Practice (the "Rules") and the By-Laws of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Rules and By-Laws, including, without limitation, by (A) if such Rules or By-Laws, including Schedule E thereto, shall so require, engaging a "qualified independent underwriter" (as defined in such Schedule) to participate in the preparation of the Shelf Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof and
(C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules of Fair Practice of the NASD.

         (s) The Company will use its best efforts to (a) if the Securities have been rated prior to the initial sale of such Securities, confirm such ratings will apply to the Securities covered by the Shelf Registration Statement, or (b) if the Securities were not previously rated, cause the Securities covered by the Shelf Registration Statement to be rated with the appropriate rating agencies, if so requested by Electing Holders of a majority in aggregate principal amount of Securities covered by such Shelf Registration Statement, or by the managing underwriters, if any.

         (t) The Trust and the Company shall use their best efforts to take all other steps necessary to effect the registration, offering and sale of the Securities covered by the Shelf Registration Statement contemplated hereby.

         4. Registration Expenses. Except as otherwise provided in Section 6, the Company shall bear all fees and expenses incurred in connection with the performance of the obligations of the Company and the Trust under Sections 2 and 3 hereof and shall bear or reimburse the Purchasers for the reasonable fees and disbursements of not more than one counsel designated by the Company and reasonably acceptable to the Holders of a majority in principal amount of Securities in connection with the filing of the Shelf Registration Statement.

         5. Indemnification and Contribution. (a) In connection with any Shelf Registration Statement, the Trust and the Company, jointly and severally, agree to indemnify and hold harmless each Electing Holder and each person who controls any such Electing Holder within the meaning of either the Securities Act or the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Electing Holder or any such controlling person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon written information furnished to the Company by or on behalf of any such Electing Holder specifically for inclusion therein and; provided, however, that the foregoing indemnity agreement with respect to the Prospectus shall not inure to the benefit of any Electing Holder from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities, or to the benefit of any person controlling such Electing Holder, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Electing Holder to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of such Securities, if the Company has previously furnished such quantity of copies thereof to such Electing Holder, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities. This indemnity agreement will be in addition to any liability which the Company or the Trust may otherwise have. The Trust and the Company, jointly and severally, also agree to indemnify or contribute to losses, claims, damages or liabilities of, as provided in Section 5(d), any underwriters of Securities registered under the Shelf Registration Statement, their officers, directors, employees and agents and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Electing Holders provided in this
Section 5(a) and shall, if requested by any Electing Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 3(o) and Section 6 hereof.

         (b) Each Electing Holder agrees, severally and not jointly, to indemnify and hold harmless the Trust and the Company its directors, officers, employees, trustees, agents and each person, if any, who controls the Company, within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to such Electing Holder, but only with reference to such information furnished to the Company by or on behalf of any such Electing Holder specifically for inclusion in the Prospectus.

         (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. The indemnifying party, upon request of the indemnified party, shall, and the indemnifying party may elect to, retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and the indemnifying party shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, or (iii) the indemnifying party shall have failed to retain counsel as required by the prior sentence to represent the indemnified party within a reasonable amount of time. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to paragraph (a) above and by the Company in the case of parties indemnified pursuant to paragraph (b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested in writing an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 90 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement, unless such fees and expenses are being disputed in good faith. The indemnifying party at any time may, subject to the last sentence of this Section 5(c), settle or compromise any proceeding described in this paragraph at the expense of the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (d) If the indemnification provided for in paragraph (a) or paragraph
(b) of this Section 5 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Electing Holders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Electing Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Electing Holders' respective obligations to contribute pursuant to this
Section 5(d) are several in proportion to the respective aggregate principal amount of Securities of such Electing Holder that were registered pursuant to a Shelf Registration Statement.

         (e) The Company and the Holders agree that it would not be just or equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if the Electing Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 5, no Electing Holder shall be required to indemnify or contribute any amount in excess of the amount by which the total price at which Certificates were sold by such Electing Holder exceeds the amount of any damages that such Electing Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Electing Holder or any person controlling any Electing Holder or by or on behalf of the Company, its officers or directors or any person controlling the Company, and (iii) acceptance of and payment for any of the Offered Securities. The remedies provided for in this
Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         6. Underwritten Offering. The Holders of Securities covered by the Shelf Registration Statement who desire to do so may sell such Securities in an underwritten offering. In any such underwritten offering, the investment banker or bankers and manager or managers that will administer the offering will be selected by, and the underwriting arrangements with respect thereto will be approved by, the Holders of a majority of the Securities to be included in such offering; provided, however, that (i) such investment bankers and managers and underwriting arrangements must be reasonably satisfactory to the Company and the Trust and (ii) the Company shall not be obligated to arrange for more than one underwritten offering during the Shelf Registration Period. No Holder may participate in any underwritten offering contemplated hereby unless such Holder
(a) agrees to sell such Holder's Securities in accordance with any approved underwriting arrangements, (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements, (c) at least 30% of the then-outstanding Securities are included in such underwritten offering, and (d) if such Holder is not then an Electing Holder, such Holder provides the Company and the Trust with such information as they shall reasonably request in order to enable the Company and the Trust to comply with the applicable requirements of the Securities Act in connection with offers and sales by such Holder as a selling securityholder in the underwritten offering within a reasonable amount of time before such underwritten offering. The Holders participating in any underwritten offering shall be responsible for any expenses customarily borne by selling securityholders, including underwriting discounts and commissions and fees and expenses of counsel to the selling securityholders.

         7. Special Interest and Special Distributions Under Certain Circumstances. (a) If (i) within 180 days of the First Closing Date the Shelf Registration Statement has not been declared effective by the Commission, or
(ii) in the event that a Shelf Registration Statement is declared effective by the Commission, the Company or the Trust fails to keep such Shelf Registration Statement continuously effective and usable (except as permitted in paragraph
(b) of this Section 7) prior to the end of the Shelf Registration Period (each such event referred to in clauses (i) and (ii), a "Registration Default"), then additional interest ("Special Interest") will accrue on the Convertible Junior Subordinated Debentures outstanding at such time (including in respect of amounts accruing during any Deferral Period), and corresponding additional distributions (the "Special Distributions") will accrue on the TIDES outstanding at such time and the Common Securities outstanding at such time, in each case from and including the day following such Registration Default to but excluding the day on which such Registration Default has been cured or has been deemed to have been cured. Subject to the deferral of interest provisions of the Convertible Junior Subordinated Debentures and the deferral of distributions provisions of the TIDES, Special Interest and Special Distributions will be paid in cash quarterly in arrears on February 15, May 15, August 15 and November 15 commencing with the first such date following the applicable Registration Default and will accrue at a rate such that the interest rate or distribution rate, as the case may be, will be increased 0.50% per annum of the principal amount or liquidation amount, as applicable. Following the cure of a Registration Default, Special Interest and Special Distributions will cease to accrue with respect to such Registration Default.

         (b) A Registration Default referred to in Section 7(a)(ii) shall be deemed not to have occurred and be continuing in relation to the Shelf Registration Statement or the related Prospectus if such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related Prospectus or (y) the occurrence of other material events or developments with respect to the Trust or the Company that would need to be described in such Registration Statement or the related Prospectus and either
(i) the Company shall have determined in good faith that such disclosure is not in the best interests of the Company and its stockholders or (ii) the Trust and the Company are proceeding promptly and in good faith to amend or supplement such Registration Statement and related Prospectus to describe such events; provided, however, that in any case, if such Registration Default occurs for a continuous period in excess of 30 days, Special Interest and Special Distributions shall be payable in accordance with the above paragraph from the day following the last day of such 30-day period until the date on which such Registration Default is cured; and provided, further, that there shall be no more than two such 30-day periods in any 12-month period.

         8. Rules 144 and 144A. The Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, within a reasonable period of time, upon written request of any Holder of Securities, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder of Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Company will provide a copy of this Agreement to prospective purchasers of Securities identified to the Company by any Purchaser upon request. Upon the request of any Holder of Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

         9. Miscellaneous.

         (a) Other Registration Rights. The Company may grant registration rights that would permit any Person that is a third party the right to piggy-back on any Shelf Registration Statement, provided that if the Managing Underwriter, if any, of such offering delivers an opinion to the selling Holders that the total amount of securities which they and the holders of such piggy-back rights intend to include in any Shelf Registration Statement is so large as to materially adversely affect the success of such offering (including the price at which such securities can be sold), then only the amount, number or kind of securities to be offered for the account of holders of such piggy-back rights will be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount, number or kind recommended by the Managing Underwriter prior to any reduction in the amount of Securities to be included.

          (b) No Inconsistent Agreements. The Trust and the Company have not, as of the date hereof, entered into, nor shall they on or after the date hereof, enter into, any agreement with respect to their securities or otherwise that is inconsistnt with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

         (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Trust and the Company have obtained the written consent of the Credit Suisse First Boston Corporation.

         (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

               (i) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this
          Section 9(c), which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture;

               (ii) if to the Purchasers, initially at the address set forth in the Purchase Agreement; and

               (iii) if to the Trust or the Company, initially at its address set forth in the Purchase Agreement.

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

         The Purchaser or the Trust and the Company by notice to the other may designate additional or different addresses for subsequent notices or communications.

         (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and the Holders, including, without the need for an express assignment or any consent by the Trust or the Company thereto, subsequent Holders of Securities. The Trust and the Company hereby agree to extend the benefits of this Agreement to any Holder of Securities and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

         (f) Counterparts. This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (g) Headings. The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

         (i) Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

         (j) Third Party Beneficiaries. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company and the Trust, on the one hand, and the Purchasers, on the other hand, and the Holders shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

         (k) Securities Held by the Company. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its Affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                [Remainder of this Page Intentionally Left Blank]

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Purchasers, the Trust and the Company in accordance with its terms.

                                        Very truly yours,

                                        CONTINENTAL AIRLINES FINANCE TRUST II


                                        By: /s/ Gerald Laderman
                                           ----------------------------------
                                           solely in his capacity as trustee
                                           and not in his individual capacity


                                        CONTINENTAL AIRLINES, INC.


                                        By: /s/ Gerald Laderman
                                           ----------------------------------
                                           Name:  Gerald Laderman
                                           Title: Senior Vice President
                                                  Finance


The foregoing Registration Rights
Agreement is hereby confirmed and
accepted as of the date first above written.

CREDIT SUISSE FIRST BOSTON CORPORATION
UBS WARBURG LLC


By:      CREDIT SUISSE FIRST BOSTON CORPORATION
         Acting on behalf of itself and as the
         representative of the several Purchasers


         By: /s/ John Stevenson
            -------------------------------------
              John Stevenson
              Director